UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2010

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Vantis, Suite 350 Aliso Viejo, California		92656
(Address of Principal Executive Offices)		(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

Sunstone Hotel Investors, Inc. (the “Company”) and Sunstone Hotel Partnership, LLC, its wholly owned subsidiary, entered into an underwriting agreement dated November 9, 2010 (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, to issue and sell 19,500,000 shares of the Company’s common stock (the “Shares”). All Shares were offered by the Company and were sold under the Company’s registration statement on Form S-3 (File No. 333-155101), as supplemented by the prospectus supplement filed on November 9, 2010 with the Securities and Exchange Commission. The Company granted to the underwriters an option to purchase up to 2,925,000 shares of the Company’s common stock to cover over-allotments. The Underwriting Agreement is attached hereto as Exhibit 1.1.

Attached hereto as Exhibit 5.1 is the opinion of Venable LLP relating to the legality of the Shares and attached hereto as Exhibit 8.1 is the opinion of Latham & Watkins LLP relating to tax matters.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 9, 2010.

5.1	Opinion of Venable LLP.

8.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 8.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (File No. 333-155101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: November 15, 2010	By:	/S/ KENNETH E. CRUSE
Kenneth E. Cruse
Chief Financial Officer